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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           Date of Report: May 7, 2002
                        (Date of earliest event reported)


                                 InterTAN, Inc.
             (Exact name of Registrant as specified in its charter)

          Delaware                   1-10062                     75-2130875
(State of Incorporation)       (Commission File No.)          (I.R.S. Employer
                                                             Identification No.)

            279 Bayview Drive
         Barrie, Ontario, Canada                                     L4M 4W5
(Address of principal executive offices)                          (Postal Code)


               Registrant's telephone number, including area code:
                                 (705) 728-6242

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Item 5.  Other Events
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     Pursuant to an unanimous written consent of the Board of Directors of the
Registrant (the "Board") effective May 7, 2002, the Board authorized, subject to appropriate market conditions, the repurchase of up to 1,200,000 shares of Common Stock from time to time either through open market purchases or through privately negotiated transactions at prices as are determined by the executive officer(s) of the Registrant so designated by the Board for such purpose.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     InterTAN, Inc.


May 7, 2002                          By: /s/ Jeffrey A. Losch
                                     -------------------------------------------
                                         Jeffrey A. Losch
                                         Senior Vice President, Secretary
                                         and General Counsel

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                                INDEX TO EXHIBITS

Exhibit No.   Description
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    1         Copy of Press Release, released on May 7, 2002, that announces, among other things, the implementation of a stock repurchase program.

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